UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu
Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2-2564-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On June 25, 2026, Global Interactive Technologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the purchaser named therein (the “PIPE Investor”) for the purpose of raising approximately $2,000,000 in aggregate gross proceeds for the Company before deducting placement agent fees and other expenses payable by the Company. Pursuant to the terms of the Securities Purchase Agreement, the Company agreed to issue and sell to the PIPE Investor in a private placement (the “Private Placement”) (i) pre-funded warrants to purchase up to 1,092,896 shares of Common Stock (the “Pre-Funded Warrants”), and (ii) Common Stock purchase warrants (the “Common Stock Warrants”) to purchase up to 1,092,896 shares (the “Common Stock Warrant Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a purchase price of $1.829 per Pre-Funded Warrant to purchase one share of Common Stock and accompanying Common Stock Warrant to purchase one share of Common Stock. Each Pre-Funded Warrant is exercisable for one share of the Common Stock. The Pre-Funded Warrants have an exercise price of $0.001 per share of Common Stock, are immediately exercisable, and may be exercised at any time until exercised in full. The Common Stock Warrants are exercisable commencing on the six (6) month anniversary of the issuance date at an exercise price of $1.83 per Common Stock Warrant Share, subject to adjustment, and will expire five and one-half (5.5) years from the Closing Date (as such term is defined below).

Pursuant to the Securities Purchase Agreement, the Company has agreed not to issue, enter into any agreement to issue, or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents (as such term is defined in the Securities Purchase Agreement) until thirty (30) days after the effective date of the registration statement to be filed pursuant to the Registration Rights Agreement discussed below (the “Effective Date”). In addition, the Company agreed to not enter into a Variable Rate Transaction (as defined in the Securities Purchase Agreement) until ninety (90) days following the Effective Date, subject to certain exceptions as set forth in the Securities Purchase Agreement.

The Private Placement closed on June 29, 2026 (the “Closing Date”). The aggregate gross proceeds to the Company from the Private Placement were approximately $2,000,000, before deducting the placement agent’s fee and offering expenses payable by the Company. The Company intends to use the net proceeds from the Private Placement (i) to repay amounts owed under the Company’s Convertible Promissory Note held by FirstFire Global Opportunities Fund, LLC and (ii) for general corporate and working capital purposes.

Placement Agency Agreement

In connection with the Private Placement, the Company entered into a Placement Agency Agreement with D. Boral Capital LLC (the “Placement Agent”), dated June 25, 2026, pursuant to which the Placement Agent acted as the exclusive placement agent for the Company in connection with the Private Placement (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee of 7.0% of the gross proceeds from the Private Placement. In addition, the Company agreed to reimburse the Placement Agent for up to $50,000 of its fees and expenses in connection with the Private Placement.

The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company entered into a Registration Rights Agreement with the PIPE Investor (the “Registration Rights Agreement”), pursuant to which the Company is required to prepare and file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of the Common Stock Warrant Shares and the shares of Common Stock issuable upon the exercise of the Pre-Funded Warrants. The Company is required to file the Registration Statement with the SEC within 30 days after the Closing Date and is required to have the Registration Statement declared effective by the SEC in accordance with the terms of the Registration Rights Agreement.

The foregoing descriptions of the material terms of the Securities Purchase Agreement, the Common Stock Warrants, the Pre-Funded Warrants, the Placement Agency Agreement and the Registration Rights Agreement, do not purport to be complete and are qualified in their entirety by reference to the full texts of the Securities Purchase Agreement, the Form of Common Stock Warrant, the Form of Pre-Funded Warrant, the Placement Agency Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 10.1, 4.1, 4.2, 10.2 and 10.3 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 relating to the Private Placement is hereby incorporated by reference into this Item 3.02. The Common Stock Warrants, the Pre-Funded Warrants and the shares of Common Stock underlying the Common Stock Warrants and the Pre-Funded Warrants, are being sold and/or issued without registration under the Securities Act in reliance on the exemption provided by Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and/or Rule 506(b) of Regulation D promulgated thereunder as well as available exemptions under applicable state securities laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Common Stock Warrant
4.2	Form of Pre-Funded Warrant
10.1	Securities Purchase Agreement, dated June 25, 2026
10.2	Placement Agency Agreement, dated June 25, 2026
10.3	Registration Rights Agreement, dated June 29, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: June 30, 2026	Name:	Taehoon Kim
	Title:	Chief Executive Officer